Exhibit 10.52

FIRST AMENDMENT TO LOAN AGREEMENT
among
FIRST STATES INVESTORS 3300 B, L.P.,
as Borrower,
PB CAPITAL CORPORATION,
together with its successors and assigns, as Lenders, and
PB CAPITAL CORPORATION,
as Agent for Lenders
Dated as of August 22, 2008

FIRST AMENDMENT TO LOAN AGREEMENT
This FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of August 22, 2008, is made by and among FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, having an office at c/o Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170 (“Borrower”), PB CAPITAL CORPORATION, a Delaware corporation, having an office at 230 Park Avenue, 19th Floor, New York, New York 10169 (together with its successors and permitted assigns in such capacity as a lender, including any permitted Assignees (as hereinafter defined) hereunder, each a “Lender” and collectively “Lenders”), and PB CAPITAL CORPORATION, a Delaware corporation, having an office at 230 Park Avenue, 19th Floor, New York, New York 10169, in its capacity as agent for Lenders (together with its successors and assigns in such capacity as agent for Lenders, “Agent”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Existing Loan Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Borrower, Lenders and Agent are parties to that certain Loan Agreement dated as of April 1, 2008 (the “Existing Loan Agreement”) pursuant to which Lenders agreed to make, and the Agent agreed to administer, a loan to Borrower in the principal amount of $240,000,000 (the “Loan”), upon the terms and conditions set forth in the Existing Loan Agreement;
WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (the “Original Mezzanine Loan Agreement”), dated as of April 1, 2008, among First States Investors B GP, LLC, a Delaware limited liability company, First States Group, L.P., a Delaware limited partnership and other borrowers named therein (collectively, “Original Mezzanine Borrower”), Goldman Sachs Commercial Mortgage Capital, L.P. (“Goldman”), a Delaware limited partnership (as subsequently assigned to Goldman Sachs Mortgage Company, a New York general partnership (“Goldman Company”)), Citigroup North America, Inc., a Delaware corporation (“Citi”) and SL Green Realty Corp., a Maryland corporation (“SL Green,” together with Goldman and Citi, collectively, “Original Mezzanine Lender”) and all other agreements, certificates or other documents evidencing or securing or executed in connection with the Original Mezzanine Loan (collectively, the “Original Mezzanine Loan Documents”), Original Mezzanine Lender is the owner and holder of a loan to Original Mezzanine Borrower having a principal amount of up to $850,000,000 (the “Original Mezzanine Loan”);
WHEREAS, on April 1, 2008, Agent, Lenders and Original Mezzanine Lender entered into that certain Intercreditor Agreement dated as of April 1, 2008 (“Original Intercreditor Agreement”) to provide for the relative priority of, and to evidence certain agreements with respect to, the Loan Documents, the Original Mezzanine Loan Documents, on the terms and conditions set forth therein;

WHEREAS, the parties comprising Original Mezzanine Lender have entered into that certain Co-Lender Agreement (the “Original Co-Lender Agreement”) dated as of November, 2007;
WHEREAS, on the date hereof, pursuant to the terms of that certain Reallocation Agreement, dated as of August 22, 2008, among Goldman Company, Citi, SL Green and Original Mezzanine Borrower, Goldman Company, Citi, SL Green and Original Mezzanine Borrower have agreed to bifurcate and reallocate the principal amount oft he Original Mezzanine Loan (the “Mezzanine Restructuring”) into two (2) tranches of $500,0000,000 (the “Senior Mezzanine Loan”) and the $100,000,000 (the “Junior Mezzanine Loan”), respectively;
WHEREAS, on the date hereof, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Senior Mezzanine Loan Agreement (the “Senior Mezzanine Loan Agreement”), dated as of the date hereof, among First States Investors B GP, LLC, a Delaware limited liability company, First States Group, L.P., a Delaware limited partnership and other borrowers named therein, Goldman Company and Citi (Goldman Company and Citi, collectively, “Senior Mezzanine Lender”) and all other agreements, certificates or other documents evidencing or securing or executed in connection with the Senior Mezzanine Loan (collectively, the “Senior Mezzanine Loan Documents”), Senior Mezzanine Lender is the owner and holder of the Senior Mezzanine Loan;
WHEREAS, on the date hereof, pursuant to the terms, provisions and conditions set forth in that certain Junior Mezzanine Loan Agreement (the “Junior Mezzanine Loan Agreement”), dated as of the date hereof, among First States Investors B GP, LLC, a Delaware limited liability company, GKK Junior Mezz 2 LLC, a Delaware limited liability company, Goldman Company, Citi and SL Green (Goldman Company, Citi and SL Green, collectively, “Junior Mezzanine Lender”) and all other agreements, certificates or other documents evidencing or securing or executed in connection with the Junior Mezzanine Loan (collectively, the “Junior Mezzanine Loan Documents”), Junior Mezzanine Lender is the owner and holder of the Junior Mezzanine Loan;
WHEREAS, on the date hereof, pursuant to the terms, provisions and conditions set forth in that certain Co-Lender Agreement, dated as of the date hereof, by Junior Mezzanine Lender (the ”Co-Lender Agreement”), Junior Mezzanine Lender has superseded the Original Co-Lender Agreement as pertaining to the Senior Mezzanine Loan and the Junior Mezzanine Loan, to set forth certain of their respective rights with respect to the Junior Mezzanine Loan; and
WHEREAS, on the date hereof, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Intercreditor Agreement (“Amended and Restated Intercreditor Agreement”), dated as of the date hereof, among Agent, Senior Mezzanine Lender and Junior Mezzanine Lender, Agent, Senior Mezzanine Lender and Junior Mezzanine Lender have amended and restated the Original Intercreditor Agreement, to provide for the relative priority of, and to evidence certain agreements with respect to, the Loan Documents, the Senior Mezzanine Loan Documents and the Junior Mezzanine Loan Documents, on the terms and conditions set forth therein;

2

WHEREAS, Borrower, Agent and Lenders desire to make certain amendments to the Existing Loan Agreement (the Existing Loan Agreement, as modified by this Amendment, the “Loan Agreement”) to reflect the Mezzanine Restructuring and the entry into the Amended and Restated Mezzanine Intercreditor Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and Lenders hereby agree as follows:
Section 1.    Amendments.
(a)    The definitions in Section 1.1 of the Existing Loan Agreement of the terms set forth below are amended and restated in their entirety by the following:
“Mezzanine Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement dated as of August 22, 2008 among Agent, Lenders and Mezzanine Lenders.
“Mezzanine Lender” means Senior Mezzanine Lender and/or Junior Mezzanine Lender, together with their successors and assigns in such capacities as lenders, as the context indicates, each a “Mezzanine Lender” and collectively, “Mezzanine Lenders”.
“Mezzanine Loan” means the Senior Mezzanine Loan and/or the Junior Mezzanine Loan, as the context may require.
“Mezzanine Loan Agreement” means the Senior Mezzanine Loan Agreement and/or the Junior Mezzanine Loan Agreement, as the context may require.
“Mezzanine Loan Documents” means the Senior Mezzanine Loan Documents and/or the Junior Mezzanine Loan Documents, as the context may require.
(b)    The following definitions are added to Section 1.1 of the Existing Loan Agreement in alphabetical order (and the terms listed below shall also have such definitions in this Amendment).
“Junior Mezzanine Borrower” means GKK Junior Mezz 2 LLC, a Delaware limited liability company.
“Junior Mezzanine Lender” means collectively, Goldman Sachs Mortgage Company, a New York general partnership, Citigroup North America, Inc., a Delaware corporation and SL Green Realty Corp., a Maryland corporation, together with their successors and assigns in such capacities as lenders.
“Junior Mezzanine Loan” means a loan made by Junior Mezzanine Lender to Junior Mezzanine Borrower in the amount of $100,000,000 pursuant to the Junior Mezzanine Loan Agreement.

3

“Junior Mezzanine Loan Agreement” means that certain Junior Mezzanine Loan Agreement dated as of August 22,2008 by and among Junior Mezzanine Borrower and Junior Mezzanine Lender.
“Junior Mezzanine Loan Documents” means collectively, the Junior Mezzanine Loan Agreement and all agreements, certificates or other documents evidencing or securing or executed in connection with the Junior Mezzanine Loan.
“Senior Mezzanine Borrower” means collectively, Borrower GP and Borrower LP, and certain Affiliates of Borrower Partners and Guarantor party to the Senior Mezzanine Loan Agreement.
“Senior Mezzanine Lender” means collectively, Goldman Sachs Mortgage Company, a New York general partnership, and Citigroup North America, Inc., a Delaware corporation, together with their successors and assigns in such capacities as lenders.
“Senior Mezzanine Loan” means a loan made by Senior Mezzanine Lender to Senior Mezzanine Borrower in the amount of $500,000,000 pursuant to the Senior Mezzanine Loan Agreement.
“Senior Mezzanine Loan Agreement” means that certain Amended and Restated Senior Mezzanine Loan Agreement dated as of August 22, 2008 by and among Senior Mezzanine Borrower and Senior Mezzanine Lender.
“Senior Mezzanine Loan Documents” means collectively, the Senior Mezzanine Loan Agreement and all agreements, certificates or other documents evidencing or securing or executed in connection with the Senior Mezzanine Loan.
(c)    Schedule 6.1 to the Existing Loan Agreement IS hereby deleted and replaced with Schedule 6.1 attached hereto.
Section 2.    Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms its obligations, waivers, indemnities and covenants under the Existing Loan Agreement, as modified hereby, and the other Loan Documents to which it is a party.
Section 3.    Remaking of Representations and Warranties. Borrower hereby remakes as of the date hereof all of the representations and warranties set forth in the Existing Loan Agreement and the other Loan Documents to which it is a party.
Section 4.    Representations and Warranties. Borrower hereby represents and warrants to Agent that, as of the date hereof:
(a)    Borrower has the power and requisite authority and is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Loan Agreement, as modified hereby, and the other Loan Documents to which it is a party.

4

(b)    The Existing Loan Agreement, as modified hereby, and the other Loan Documents to which Borrower is a party constitute the legal, valid and binding obligation of Borrower.
(c)    Neither the execution and delivery of this Amendment nor the performance by Borrower of its obligations under the Existing Loan Agreement, as modified hereby, and/or the other Loan Documents to which Borrower is a party will (a) violate any Legal Requirement, (b) result in a breach of any of the terms, conditions or provisions of, or constitute a default under any mortgage, deed of trust, indenture, agreement, permit, franchise, license, note or instrument to which Borrower or any Affiliate of Borrower is a party or by which it or any of its properties is bound, (c) result in the creation or imposition of any mortgage, deed of trust, lien, charge or encumbrance of any nature whatsoever upon any of the assets of Borrower or any Affiliate of Borrower (except as contemplated by the Existing Loan Agreement, as modified hereby, and/or by the other Loan Documents), or (d) violate any provision of the Borrower Partnership Agreement or other organizational documents of Borrower or either Borrower Partner. Neither Borrower nor either Borrower Partner is in default with respect to any Legal Requirement relating to its formation or organization.
(d)    All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or other actions with respect to or by, any Governmental Authorities or any party to any Permitted Encumbrance that are required in connection with the valid execution, delivery and performance by Borrower of its obligations under the Existing Loan Agreement, as modified hereby, or the other Loan Documents to which Borrower is a party have been obtained and are in full force and effect.
Section 5.    Entire Agreement. The Existing Loan Agreement, as modified hereby, and the other Loan Documents represent the entire agreement between the parties with respect to the subject matter thereof.
Section 6.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Agent and Lenders and their respective successors and assigns and Borrower.
Section 7.    No Other Amendments; Effectiveness. Except as amended hereby, the Existing Loan Agreement remains unmodified and in full force and effect.
Section 8.    Counterparts. This Amendment may be executed in any number of counterparts, with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and constitute one agreement.
[The remainder of this page is intentionally left blank.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment as of the date first above written.

BORROWER:

FIRST STATED INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By: /s/ Robert R. Foley
Name: Robert R. Foley
Title: Chief Operating Officer/Vice President

[Signatures continued on next page.]

AGENT:

PB CAPITAL CORPORATION, a Delaware
corporation

By: /s/ Olivia A. Lam
Name: Olivia A. Lam
Title: Vice President

By: /s/ Paul Oliveri
Name: Paul Oliveri
Title: Associate

LENDER:

PB CAPITAL CORPORATION, a Delaware
corporation

By: /s/ Olivia A. Lam
Name: Olivia A. Lam
Title: Vice President

By: /s/ Paul Oliveri
Name: Paul Oliveri
Title: Associate

Chart 1

Chart 2

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 100%]
FIRST STATES INVESTORS 3004, LLC (FL)
FIRST STATES INVESTORS 3004, LIMITED PARTNERSHIP (FL)
[MORTGAGE]
3004 Plantation, FL
FIRST STATES INVESTORS 40, LLC (MO)
40 Aurora Main Aurora, MO
FIRST STATES DRESHER, LLC (PA)
DRESHER COURT REALTY, L.P. (PA)
730 Dresher Court Upper Dublin, PA
FIRST STATES INVESTORS 154, LLC (NJ)
154 Sea Bright, NJ
FIRST STATES INVESTORS 157, LLC (NJ)
157 Woodbury, NJ
FIRST STATES INVESTORS 3022 GP, LLC (NC)
FIRST STATES INVESTORS 3022, L.P. (NC)
3022 Hickory View Hickory, NC
FIRST STATES INVESTORS 3024 GP, LLC (NC)
FIRST STATES INVESTORS 3024, L.P. (NC)
3024 Cornelius, NC
FIRST STATES INVESTORS 3028 GP, LLC (NC)
FIRST STATES INVESTORS 3028, L.P. (NC)
3028 North Cross, Huntersville, NC
FIRST STATES INVESTORS 3179 GP, LLC (DE)
FIRST STATES INVESTORS 3179, LIMITED PARTNERSHIP (DE)
3179 Battleground Office, Greensboro, NC
FIRST STATES INVESTORS 118, LLC (FL)
118 Ponce De Leon St. Augustine, FL
FIRST STATES INVESTORS 77 GP, LLC (FL)
FIRST STATES INVESTORS 77, L.P. (FL)
1077 or 77 Prima Vista Port St. Lucie, FL
FIRST STATES INVESTORS 3300 HOLDINGS, LLC (DE)
FIRST STATES INVESTORS 3300, LLC (DE)
[HFS]
3424 Charlottesville, VA
3385 Bristol Off, PA
3389 Independ. Hall, Philadelphia, PA
3392 Lebanon, PA
3307- Airport Road, Naples, FL [HFS]
3320- St. Petersburg, FL [HFS]
3326- Harbor City, Melbourne, FL [HFS]
3334- Perry, FL [HFS]
3373- Paterson, NJ [HFS]
3387- Doylestown, PA [HFS]
3402- Pottstown, PA [HFS]
3403- Scranton, PA [HFS]
3431- Richlands, VA [HFS]
3390- Jenkintown, PA [HFS]
99%
1%
99.5%
.5%
FIRST STATES INVESTORS 3033 GP, LLC (NC)
FIRST STATES INVESTORS 3033, L.P. (NC)
3033 Wilmington, NC
FIRST STATES INVESTORS 3034, LLC (SC)
3034 Cayce Office, SC
FIRST STATES INVESTORS 3035, LLC (SC)
3035 Clover Main, SC
FIRST STATES INVESTORS 3077, LLC (GA)
3077 Dunwoody Village, Dunwoody, GA
FIRST STATES INVESTORS 3087, LLC (VA)
3087 Route 360, Richmond, VA
FIRST STATES INVESTORS 3090, LLC (FL)
3090 Delray Square, Delray Beach FL
FIRST STATES INVESTORS 3093, LLC (VA)
3093 Highland Springs, VA
FIRST STATES INVESTORS 3098, LLC (VA)
3098 Country Club Rd., Harrisonburg, VA
FIRST STATES INVESTORS 3099, LLC (VA)
3099 Sycamore Springs, Midlothian, VA
FIRST STATES INVESTORS 3103, LLC (GA)
3103 Lawrenceville Suwanee, GA
FIRST STATES INVESTORS 3108, LLC (NJ)
3108 Landing, NJ
FIRST STATES INVESTORS 3114, LLC (TN)
3114 Nashville Gallatin, Nashville, TN
FIRST STATES INVESTORS 3151, LLC (FL)
3151 Pinellas, Pinellas Park, FL
FIRST STATES INVESTORS 3014, LLC (GA)
3014 Walnut Ave. Dalton, GA
FIRST STATES INVESTORS 4413, LLC (DE)
4413 Lake Street Addison, IL
FIRST STATES INVESTORS GS POOL A HOLDINGS, LLC (DE)
FIRST STATES INVESTORS GS POOL A GP, LLC (DE)
99.99%
.01%
FIRST STATES INVESTORS GS POOL A, L.P. (DE)
[DIRTY MORTGAGE]
5406 Grants Pass-Mn Bldng, OR
4078D Rockingham St.,NC
4026D 501 Alabama Ave,Bremen, GA
4065F High Point, Greensboro, NC
4042F Traffic Circle, Savannah, GA
4582 Peoria Main, IL
FIRST STATES INVESTORS BRANCH ONE GP, LLC (DE)
FIRST STATES INVESTORS BRANCH ONE, L.P. (DE)
3681 Gulfport Hwy 49, MS
3683 Lehigh, Philadelphia, PA

Chart 3

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 100%]
FIRST STATES INVESTORS 3187 GP, LLC (DE)
.5%
99.5%
FIRST STATES INVESTORS 3187, LIMITED PARTNERSHIP (DE)
[MORTGAGE]
3187 Wendover Place, Greensboro, NC
FIRST STATES INVESTORS 3195 GP, LLC (TX)
1%
99%
FIRST STATES INVESTORS 3195, L.P. (TX)
3195 Stonebriar, Frisco, TX
FIRST STATES INVESTORS 3642, LLC (NJ)
3642 Lake Hiawatha, NJ
FIRST STATES INVESTORS 117, LLC (FL)
117 Ormond Beach, FL
FIRST STATES INVESTORS 3647 GP, LLC (PA)
FIRST STATES INVESTORS 3647, L.P. (PA)
3647 Hometown, Tamaqua, PA
FIRST STATES INVESTORS 4081, LLC (DE)
40810 Sparta Main, Sparta, NC
FIRST STATES INVESTORS 4085, LLC (DE)
40850 W. Jefferson Mn, W. Jefferson, NC
FIRST STATES INVESTORS 3632, LLC (FL)
3632 Lake Mary Office, Lake Mary, FL
FIRST STATES INVESTORS 4029, LLC (DE)
40290 East Rome, Rome, GA
FIRST STATES INVESTORS 4044, LLC (DE)
40440 Vidalia Main, GA
FIRST STATES INVESTORS 4048, LLC (DE)
40480 Waynesboro Main, GA
FIRST STATES INVESTORS 4055, LLC (DE)
40550 Canton Main, Canton, NC
FIRST STATES INVESTORS 4062, LLC (DE)
40620 Goldsboro Main, Goldsboro, NC
FIRST STATES INVESTORS 4067, LLC (DE)
40670 Jefferson Main, Jefferson, NC
FIRST STATES INVESTORS 922, LLC (IL)
922 Hinsdale Hinsdale, IL
FIRST STATES INVESTORS 923 HOLDINGS GP, LLC (DE)
FIRST STATES INVESTORS 923 HOLDINGS, L.P. (DE)
FIRST STATES INVESTORS 923 GP, LLC (DE)
FIRST STATES INVESTORS 923, L.P. (DE)
923 Dripping Spings, TX
FIRST STATES INVESTORS 927 HOLDINGS, LLC (DE)
FIRST STATES INVESTORS 927, LLC (DE)
4572 - 25th Street, Columbus, IN
4573 - Brentwood, Columbus, IN
4574 - Tipton, Seymour, IN
4575 - 2nd Street, Seymour, IN
FIRST STATES INVESTORS 2100 GP, LLC (NC)
FIRST STATES INVESTORS 2100, L.P. (NC)
2100 Apex Charlotte, NC
FIRST STATES INVESTORS 2102 GP, LLC (NC)
FIRST STATES INVESTORS 2102, L.P. (NC)
2102 Graham, NC
FIRST STATES INVESTORS 2103 GP, LLC (NC)
FIRST STATES INVESTORS 2103, L.P. (NC)
2103 Havelock, NC
FIRST STATES INVESTORS 2104 GP, LLC (NC)
FIRST STATES INVESTORS 2104, L.P. (NC)
2104 Morehead City, NC
FIRST STATES INVESTORS 2105 GP, LLC (NC)
FIRST STATES INVESTORS 2105, L.P. (NC)
2105 New Bern, NC
FIRST STATES INVESTORS 2106 GP, LLC (NC)
FIRST STATES INVESTORS 2106, L.P. (NC)
2106 Plymouth, NC
FIRST STATES INVESTORS 2107 GP, LLC (NC)
FIRST STATES INVESTORS 2107, L.P. (NC)
2107 Wilson, NC
FIRST STATES INVESTORS 2108 GP, LLC (NC)
FIRST STATES INVESTORS 2108, L.P. (NC)
2108A - Wilson (Wooten), NC
2108B - Wilson (Horton), NC
FIRST STATES INVESTORS 2560A, LLC (DE)
2503 328 Main Street, Conneaut, OH
2504 680 Broadway, Bedford, OH
2505 4006 St. Clr Ave, Cleveland, OH
2506 4175 Pearl Road, Cleveland, OH
2507 5703 Broadway, Cleveland, OH
2508 5900 St. Clr Ave, Cleveland, OH
2509 14444 Pearl Rd. Strongville, OH
2510 22481 Lakeshore, Euclid, OH
2511 26410 Lakeshore, Euclid, OH
2512 Ashtabula, OH
2513 Beachwood, OH
2514 Berea, OH
2515 Chagrin Blvd, Pepper Pike, OH
2517 Euclid Avenue, Cleveland, OH
2518 Hamilton Avenue, Springfield Twp, OH
2519 Madisonville, Cincinnati, OH
2520 Mentor Avenue, Mentor, OH
2521 Milford, Milford, OH
2522 Plaza Blvd, Mentor, OH
2523 Public Square, Medina, OH
2524 Reading Road, Mason, OH
2525 Reding Road, Cincinnati, OH
2526 Rock Creek, Rock Creek, OH
2527 South Broadway, Geneva, OH
2528 South Water Strt, Kent, OH
2529 Turney Road, Garfield Height, OH
2530 Warrensville Ctr, Shaker Heights, OH
2531 West 117th, Cleveland, OH
2532 West Jefferson, Jefferson, OH
2533 Woodland Avenue, Cleveland, OH
FIRST STATES INVESTORS 4409, LLC (DE)
4070F Knightsdale, NC

Chart 4

Chart 5

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 49%]
99%
FIRST STATES PROPERTIES, LLC (PA)
1%
FIRST STATES PROPERTIES, L.P. (PA)
[EP - 100%]
FIRST STATES PROPERTIES NO. 9, LLC (PA)
[MORTGAGE]
509 or 0009 Abington, PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 15, LLC (PA)
[MORTGAGE]
515 or 0015 Cherry Hill, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 19, LLC (PA)
[MORTGAGE]
519 or 0019 Cambelltown, PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 34, LLC (PA)
[MORTGAGE]
534 or 0034 Hightstown, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 35, LLC (PA)
[MORTGAGE]
535 or 0035 Kendall Park, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 37, LLC (PA)
[MORTGAGE]
537 or 0037 Kennett Square, PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 41, LLC (PA)
[MORTGAGE]
541 or 0041 Lawrenceville, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 43, LLC (PA)
[MORTGAGE]
543 or 0043 Linden, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 12, LLC (PA)
[DIRTY MORTGAGE]
512 or 0012 Avondale, PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 56, LLC (PA)
[DIRTY MORTGAGE]
556 or 0056 Phoenixville, PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 14, LLC (PA)
[UNITY BEAKLEY LOAN] 514 or 0014 Berkeley Heights, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 48, LLC (PA)
[UNITY MILLBURN LOAN] 548 or 0048, Millburn NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 36, LLC (PA)
[UNITY KENILWORTH LOAN] 536 or 0036 Kenilworth, NJ
[EP - 49%]
FIRST STATES PROPERTIES NO. 27, LLC (PA)
[UNIVEST LOAN] 527 or 0027 Feasterville, PA
NICHOLAS SCHORSCH
1%
99%
FIRST STATES PROPERTIES JENKINS COURT, LLC (PA)
1%
GP
[EP - 49%]
99%
FIRST STATES PROPERTIES JENKINS COURT, L.P. (PA)
[JENKINS COURT LOAN] 700 610 Old York Rd., Jenkintown PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 49, LLC (PA)
[MORTGAGE]
549 or 0049 Moosic, PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 51, LLC (PA)
[MORTGAGE]
551 or 0051 Pottstown, PA
[EP - 100%]
FIRST STATES PROPERTIES NO. 59, LLC (PA)
[MORTGAGE]
559 or 0059 Point Pleasant, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 62, LLC (PA)
[MORTGAGE]
562 or 0062 Runnemede, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 67, LLC (PA)
[MORTGAGE]
567 or 0067 Somerdale, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 71, LLC (PA)
[MORTGAGE]
571 or 0071 Spring Lake, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 73, LLC (PA)
[MORTGAGE]
573 or 0073 Sunnyside, Linden, NJ
[EP - 100%]
FIRST STATES PROPERTIES NO. 75, LLC (PA)
[MORTGAGE]
575 or 0075 Ventnor, NJ
[EP - 100%]
FIRST STATES REALTY CORP., LLC (PA)
[DIRTY MORTGAGE]
[SP]
0001 - Ardmore, PA
0020 - Reading Airport, PA
0025 - Thorndale, PA
0031 - Wind Gap, PA
[SP]
0007 - Milltown, NJ
0009 - Fairgrounds, Allentown, PA
0010 - Howell, NJ
0011 - Whiting, NJ
0012 - West Goshen, West Chester, PA
0016 - Mountainville, Allentown, PA
0018 - Fort Washington, PA
0022 - East Brunswick, NJ
0023 - Concordia, Cranbury, NJ
0030 - Devon, PA
[EP - 49%]
FIRST STATES PROPERTIES NO. 25, LLC (PA)
[WAC 1 LOAN] 525 or 0025 Edison Township, NJ
[EP - 49%]
FIRST STATES PROPERTIES NO. 26, LLC (PA)
[WAC 1 LOAN] 526 or 0026 Emmaus, PA
[EP - 49%]
FIRST STATES PROPERTIES NO. 33, LLC (PA)
[WAC 1 LOAN] 533 or 0033 Highland Park, NJ
[EP - 49%]
FIRST STATES PROPERTIES NO. 63, LLC (PA)
[WAC 1 LOAN] 563 or 0063 Scotch Plains, NJ
[EP - 49%]
FIRST STATES PROPERTIES NO. 69, LLC (PA)
[WAC 1 LOAN] 569 or 0069 South Plainfield, NJ
[EP - 49%]
FIRST STATES PROPERTIES NO. 76, LLC (PA)
[WAC 1 LOAN] 576 or 0076 Warminster, PA

Chart 6

Chart 7

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 100%]
FIRST STATES INVESTORS 5000, LLC (DE)
[EP - 100%]
FIRST STATES INVESTORS 5000B, LLC (DE)
[DIRTY MORTGAGE]
5060 Deland, FL
5033 - Merced, CA
[EP - 100%]
FIRST STATES INVESTORS 5000A, LLC (DE)
[BBD 1 LOAN]
5003- Camelback Uptwn-Mn, Phoenix, AZ
5004- Camelback-Bank Am, Phoenix, AZ
5005- Calafina-Bank Am, Phoenix, AZ
5006- Maricopa- Bank Ami, Phoenix, AZ
5007- McDowell- Bank Ame, Phoenix, AZ
5008- Mesa Main- Mn Bldr, Mesa, AZ
5009- South Mountain, Phoenix, AZ
5010- Auburn, CA
5011- Bixby- Atlantic, Long Beach, CA
5012- Calwa, Fresno, CA
5013- Cedar & Shields, Fresno, CA
5014- Coronado Branch, Coronado, CA
5015- East Basterfield, Bakersfield, CA
5016- East Compton Brnch Compton, CA
5017- El Segundo, CA
5021- Escondido Main, CA
5022- Fresno Proof/Vault, CA
5023- Gardena Main, CA
5024- Glendale Main, CA
5025- Inglewood Main, CA
5026- Inland Empire Cash, Ontario, CA [SP]
5027- Irvine Industrial, Newport Beach, CA
5029- Lake & Colorado Br, Pasadena, CA
5030- Lincoln Heights, Los Angeles, CA
5031- Long Beach Financial, CA [SP]
5032- Lynwood Branch, Lynwood, CA
5034- North Hollywood, CA
5035- North Sacramento, Sacramento, CA
5036- Oak Park Branch, Sacramento, CA
5037- Palmdale Branch, Palmdale, CA
5038- Pico-Vermont Branch, Los Angeles, CA
5039- Pomona Main, Pomona, CA
5040- Red Bluff Branch, Red Bluff, CA
5041- Redding Main Branch, Redding, CA
5042- Riverside Main, Riverside, CA
5043- Salinas Main Branch, Salinas, CA
5044- San Bernadino Main, CA
[BBD 1 LOAN]
5045- Santa Barbara, CA
5046- Santa Maria Branch, CA
5047- Sepulveda, Mission Hills, CA
5048- Stockdale-Main, Bakersfield, CA
5049- Stockton Main Office, CA [SP]
5050- Sunnyvale Main, CA
5051- Torrance Sartori, CA
5053- Ventura Main Office, CA
5054- Whittier Office, CA
5055- Willow-Daisy Brch, Long Beach, CA
5056- Yuba City Branch, CA
5057- Century Park, Tampa, FL
5058- Clermont- Main Building, FL
5059- Cordova, Pensacola, FL [SP]
5062- Gulf to Bay- Main, Clearwater, Fl
5063- Hallandale Beach, FL [SP]
5064- Jacksonville #100, FL
5065- Jacksonville #200, FL
5066- Jacksonville #300, FL
5067- Jacksonville #400, FL
5068- Jacksonville #500, FL
5069- Jacksonville #600, FL
5070- Jacksonville #700, FL
5071- Jacksonville Daycr, FL
5072- Jacksonville Garag, FL
5073- Jacksonville Schl, FL
5074- Lighthouse Point, FL [SP]
5078- North Hialeah- Main Building, , FL
5079- Ocala Downtown, Ocala, FL [SP]
5080- Plaza, Stuart, FL
5081- Port Charlotte-Main Building, , FL
5083- San Jose- Main, Jacksonville, FL
5084- South Region TPC, Miami Lakes, FL
5086- Westshore Mall, Tampa, FL
5088- Winter Park, FL
5091- Bull Street, Savannah, GA
5095- Valdosta Main, GA [SP]
[BBD 1 LOAN]
5096- Winder Main Building, GA [SP]
5098- Bank of America, Chicago, IL
5099- Mission, Overland Park, KS [SP]
5100- Penn St., Independence, KS [SP]
5101- Annapolis Church, MD
5102- Highlandtown, Baltimore, MD
5103- Columbia Facility-Main Building, MO
5104- Concord Village, St. Louis, MO
5105- Downtown Facility, Rolla, MO [SP]
5106- Florissant Facility, MO [SP]
5107- Hampton-Main, St. Louis, MO
5108- Independence Square, MO [SP]
5109- Lexington Facility-Main, MO [SP]
5111- Oak Traffic, N. Kansas City, MO [SP]
5112- Richland Facility-Main Building, MO
5113- South Glenstone- Main, Springfield, MO
5114- West Sunshine-Main, Springfield, MO
5116- 525 N Tryon-Odell, Charlotte, NC
5117- Abuquerque Op Ctr, NM [SP]
5121- Admiral- Main Building, Tulsa, OK [SP]
5122- Muskogee Main, Muskogee, OK [SP]
5123- Aiken Main Office, Aiken, SC [SP]
5124- Murfreesboro Main, Tn [SP]
5128- Carrollton-Mn Building, TX
5132- Fort Sam Hston-Main, San Antonio, TX
5134- Greenspoint, Houston, TX
5135- Mission Main Building, Mission, TX
5142- Old Hampton, Hampton, VA [SP]
5145- Aberdeen Building/BR, WA
5148- Bellingham, WA
5149- Bremerton, WA
5155- Richland-Main Building, WA
5156- Spokane Bankcard, WA
5157- University, Seattle, WA
5158- Walla Walla Main Building, WA
[BBD 1 LOAN]
5094- Moultrie Main, Moultrie, GA [HFS]
5110- Mexico Facility, Mexico, MO [HFS]
5127- Brownwood- Main Building, TX [HFS]
5130- Denison, TX [HFS]
5131- Dumas Banking- Main, TX [HFS]
5133- Fort Worth East- Main, TX [HFS]
5136- Mount Pleasant, TX [HFS]
5138- Waco- Main Building, TX [HFS]
5126 Aransas Pass, TX, [HFS]
[EP - 49%]
FIRST STATES INVESTORS 4600 HOLDINGS, LLC (DE)
[EP - 49%]
FIRST STATES INVESTORS 4600, LLC (DE)
[STERLING LOAN]
4616 Port of Houston, Houston, TX
4610 Heibtes, Houston, TX
4607 Duncanville, TX
4615 Northshore Houston, TX
4606 Deer Park, TX
4605 Cypress Station, Houston, TX
4614 Mangum, Houston, TX
4609 Heights, Houston, TX
4608 Galleria, Dallas, TX
4604 Clear Lake, Houston, TX
4613 Humble, TX
4603 Champions, Houston, TX
4611 Highway 290, Houston, TX
4612 Highway 6, Houston, TX
[EP - 100%]
FIRST STATES INVESTORS 4000A GP, LLC (DE)
.5%
GP
[EP - 100%]
99.5%
FIRST STATES INVESTORS 4000A, L.P. (DE)
[EP - 100%]
FIRST STATES INVESTORS 4000B, LLC (DE)
[PIT WAC LOAN]
4040B- Stephenson, Savannah, GA
4016B- North Boca Raton, FL
4014B- Monument Road, Jacksonville, FL
4060B- Sardis Road, Charlotte, NC
4057B- Clemmons, NC
4020B- Ridge Road, New Port Richey, FL
4003B- Combee Augusta, GA
4069B- King Main, NC
4066B- Wilkesboro Main, NC
4022B- S. Mandarin, Jacksonville, FL
4021B- Rockledge, FL
4072B- Marion Main, NC
4079B- Russ Avenue, Waynesville, NC
4012B- Lantana, FL
4063B- Valdese Main, NC
4045B- Walton Way, Lakeland, FL
4078B- Roxboro Main, NC
4046B- Washington Road, Augusta, GA
4030B- Hapeville, GA
4038B- Perimeter Center, Atlanta, GA
4084B- Viewmont Hickory, NC
4041B- Toco Hills, Atlanta, GA
4025B- Westside, Jacksonville, FL
[EP - 49%]
FIRST STATES INVESTORS 240 HOLDINGS, LLC (DE)
[EP - 49%]
FIRST STATES INVESTORS 240, LLC (DE)
[ONE CITIZENS]
240 or 516
One Citizens Plaza
Providence, RI
[EP - 49%]
FIRST STATES INVESTORS 225, LLC (DE)
[BOA PLAZA LOAN]
902
BOA Plaza,
St. Louis, MO
[EP - 49%]
FIRST STATES INVESTORS 104 HOLDINGS GP, LLC (DE)
.5%
[EP - 49%]
99.5%
FIRST STATES INVESTORS 104 HOLDINGS, L.P. (DE)
[EP - 49%]
FIRST STATES INVESTORS 104 GP, LLC (DE)
0%
[EP - 49%]
FIRST STATES INVESTORS 104, L.P. (DE)
[101 INDEPENDENCE LOAN]
900
Charlotte NC
FIRST STATES INVESTORS 5200 HOLDINGS, LLC (DE)
FIRST STATES INVESTORS 5200, LLC (DE)
[HFS]
5348
E Ridgewood Ave-Mn, NJ
BBD2 PORTFOLIO
5398 - 31st Street-Mn Bldng, Tulsa, OK
5201- Bentonville, Benton, AR
5203- Mountain Home Mn-Mn Bldng, AR
5204 - RH Johnson-Mn Bldng, Sun City, AZ
5205 - Arnold, CA
5206 - Bay-Fair, San Leandro, CA
5208 - Burlingame-Mn Bldng, CA
5209 - Canoga Park Branch, CA
5210 - College Heights, Bakersfield, CA
5211 - Dinuba, CA
5212 - East Fresno, Fresno, CA
5214 - Eureka Main, Eureka, CA [SP]
5215 - Folsum, CA [SP]
5216 - Fort Bragg, CA
5217 - Hanford - Main Building, CA
5218 - Healdsburg, CA
5219 - Hemet Branch, Hemet, CA
5220 - Hilltop, Redding, CA
5222 - Lemoore, CA
5223 - Lincoln Village, Stockton, CA [SP]
5224 - Livermore, CA
5225 - Martin Luthr Kng Jr., Los Angeles, CA
5227 - Mission-23rd, San Francisco, CA
5228 - Montrose Branch, CA
5229 - Ontario Plaza Branch, CA
5230 - Orangevale Branch, CA [SP]
5231 - Oroville, CA
5234 - Pleasanton, CA
5235 - Porterville-Mn Bldng, CA
5236 - Reedley, CA [SP]
5237- Reseda Branch, CA
5238 - Ridgecrest, CA
5240 - Sherman Oaks, CA
5241 - Slauson Vermont, Los Angeles, CA
5242 - St. Helena, CA
5243 - Stockton Agri-Center, CA [SP]
5245 - Susanville, CA [SP]
5246 - Toluca Lake, Burbank, CA
5247 - Turlock - Main Building, CA
5248 - Vacaville Financial, CA [SP]
5249 - Vernon Branch, CA
5250 - West Los Angls Brnch, CA
5251 - Willow Glen, San Jose, CA [SP]
5253 - Batterson, Farmington, CT
5260- Baypoint, Miami, FL
5263- Blountstown-Mn Bldng, FL [SP]
5267- Charlotte Harbor-Mn, FL [SP]
5276- Homestead-Mn Bldng, FL
BBD2 PORTFOLIO
5255 - Greenwich, CT
5259 - North Wakefield Dr, Newark, DE
5261 - Bayshore-Mn, Bradentown, FL [SP]
5266 - Coral Ridge-Mn, Ft. Lauderdale, FL
5269 - Crystal River-Mn Bldng, FL
5273 - Ft. Myers Beach-Mn Bldng, FL
5274 - Ft. Walton Beach-Mn Bldng, FL
5283 - Live Oak, FL
5286 - Midway - Main Building, Miami, FL
5288 - Plantation-Mn Bldng, FL
5295- Trouble Creek-Mn, Richey, FL [SP]
5299 - Westside-Mn Bldng, Bradenton, FL [SP]
5298 - Weeki Mn, Brooksville, FL [SP]
5300 - Aberdeen Village-Mn, Peachtree, GA
5303 - East Point-Mn Bldng, GA [SP]
5312 - Exchange Street, Malden, MA
5313 - Waltham Mn (1 and 2), MA
5317 - Wheaton - Main Building, MD
5319 - Court St., Auburn, ME
5320 - Gannett Dr., South Portland, ME
5321 - Ballwin Facility-Mn Bldng, MO [SP]
5322 - Belton Facility-Mn Bldng, MO [SP]
5324 - Forsyth Facility-Mn Bldng, MO [SP]
5326 - I-70 & Noland, Independence, MO [SP]
5328 - Metropolitan, Kansas City, MO [SP]
5331 - Gateway Center, Charlotte, NC
5334 - Nashua Main, NH [SP]
5335 - Portsmouth Pleasant, NH
5336 - Arthur St., East Brunswick, NJ
5337 - Beechwood Rd, Summit, NJ
5338 - Bellevue Ave., Hammonton, NJ [SP]
5340 - Bergenline Ave, Union City, NJ
5342 - Bridgewater, NJ
5355 - Lakewood Rte 70, NJ
5356 - Maplewood Ave, NJ [SP]
5358 - Pennsauken, NJ
5361 - South Orange Ave, NJ
5362 - Springfield Ave, Summit, NJ
5365 - Wood Ave, Linden, NJ
5366 - Amador (Cruces)-Mn, Las Cruces, NM
5373 - Broadway, Albany, NY
5378 - Genesee St, Auburn, NY [SP]
5380 - Hempstead Tpke, East Meadow, NY
5381 - Jamaica, NY
5383 - Levittown, NY
BBD2 PORTFOLIO
5387 - Merrick Ave, Merrick, NY
5388 - Middle Neck Rd, Great Neck, NY
5391 - Park Avenue, Wantagh, NY
5395 - Transit Rd, West Seneca, NY
5396 - Wantagh, West Hempstead, NY
5399 - 51st St-Mn Bldg, Tulsa, OK [SP]
5400 - Broken Arrow-Mn Bldng, OK
5401 - Catoosa - Main Building, OK [SP]
5406 - Gresham - Main Building, OR
5407 - Parkrose-Mn, Portland, OR [SP]
5408 - Blair Mill Rd, Horsham, PA
5409 - Bustleton Ave, Philadelphia, PA
5413 - Dupont Dr, Providence, RI
5415 - Post Rd, North Kingstown, RI [SP]
5419- Hilton Head-Pope Av-Mn Bldg, SC
5420 - Rock Hill MO-Mn Bldng, SC
5425 - Lebanon Main-Mn Bldng, TN [SP]
5427 - Beaumont-Mn Bldng, TX
5430 - Harlandale, San Antonio, TX [SP]
5432 - Nederland-Mn Bldng, TX
5433 - Northern Hills, San Antonio, TX [SP]
5436 - Steeplechase-Mn Bldng, Houston, TX
5438 - Witchita Falls-Mn Bldng, TX
5439 - Abingdon-Mn Bldng, VA [SP]
5441 - Coliseum-Rvrdl-Mn, Hampton, VA [SP]
5442 - Fairfax Courthouse, VA
5443 - Orange - Main Building, VA [SP]
5445 - Robinson, Richmond, VA [SP]
5448 - Clarkson-Mn Bldng, WA
5449 - Edmonds - Main Building, WA [SP]
5450 - Greenwood-Mn Bldng, Seattle, WA [SP]
5452 - Kennewick-Mn Bldng, WA[SP]
5454 - Lynden - Main Building, WA [SP]
5457 - Port Townsend, WA [SP]
5458 - Quincy - Main Building, WA [SP]
5460 - Sequim - Main Building, WA [SP]
5461 - Wenatchee Valley-Mn Bldng, WA
5462 - Ballard - Main Building, Seattle, WA [SP]
5464 - Dayton Beach Spdwy-Mn Bldng, FL
5467 - Palm Beach Vault, West Palm, FL
5474 - Redmond - Main Building, OR
5475 - Las Vegas Ops Ctr, NV [SP]
5368 - Santa Fe-Mr Bnk-Mn Bldng, NM [SP]
5394 - State St, Albany, NY [SP]
5446 - Camas - Main Building, WA [SP]
FIRST STATES INVESTORS 3500A, LLC (DE)
FIRST STATES INVESTORS 3500, LLC (DE)
[DANA LOAN]
3507- Viers Mill, Silver Springs, MD
3510- Arlington Main, VA
3509- Colum Ctrl, Ctr, SC
3504- Southside Centr, College Park, GA
3503- Northeast Centr, Tucker, GA
3505- Calvert Center, Baltimore, MD
3501- Washington Office, DC
3512- Ntn Bnk Ctr., Richmond, VA
3513- Two Commercl Pl, Richmond, VA
3511- Ntn Bnk Ctr, Norfolk, VA
3514- Villa Park, Richmond, VA
3506- Charles Street- Main, Baltimore, MD
3508- Triad Center, Greensboro, NC
3516 - Norfolk Parking, VA
3515 - Shockoe Parking, Richmond, VA

Chart 8

FIRST STATES GROUP, L.P. DELAWARE OP
[EP - 49%]
FIRST STATES INVESTORS 72, LLC (NV)
[WAC 2 LOAN] 1072 or 0072 Reno, NV
FIRST STATES INVESTORS 74 GP, LLC (TX)
FIRST STATES INVESTORS 74, LIMITED PARTNERSHIP (TX)
[WAC 2 LOAN] 1074 or 0074 Nassau Bay, TX
FIRST STATES INVESTORS 3006, LLC (FL)
FIRST STATES INVESTORS 3006, LIMITED PARTNERSHIP (FL)
[WAC 2 LOAN] 3006 Winter Park Ave, FL
FIRST STATES INVESTORS 3038, LLC (SC)
[WAC 2 LOAN] 3038 2 Lafayette Place, Hilton Head SC
FIRST STATES INVESTORS 3008, LLC (FL)
FIRST STATES INVESTORS 3008, LIMITED PARTNERSHIP (FL)
[WAC 2 LOAN] 3008 Silver Lake Pembroke Pines, FL
FIRST STATES INVESTORS 4000D, LLC (DE)
[WAC 2 LOAN]
4073D - 300 North Green Street, Morganton NC
4019D - 200 Reid St., Palatka FL
4033D - 455 Walnut St., Macon GA
[EP - 100]*
99%
1%
FIRST STATES INVESTORS 93 GP, LLC (TX)
FIRST STATES INVESTORS 93, L.P. (TX)
[BS 2 LOAN] 493 or 0093 Arlington, TX
FIRST STATES INVESTORS 94 GP, LLC (TX)
FIRST STATES INVESTORS 94, L.P. (TX)
[BS 2 LOAN] 494 or 0094 Knox, Ennis, TX
[BS 2 LOAN] 494 or 0094 Baylor, Ennis, TX
FIRST STATES INVESTORS 95 GP, LLC (TX)
FIRST STATES INVESTORS 95, L.P. (TX)
[BS 2 LOAN] 495 or 0095 100 E. Elm St. Hillsboro TX
[BS 2 LOAN] 495 or 0095 302 S. Wac. Hillsboro TX
FIRST STATES INVESTORS 96 GP, LLC (TX)
FIRST STATES INVESTORS 96, L.P. (TX)
[BS 2 LOAN] 496 or 0096 Paris, TX
FIRST STATES INVESTORS 97 GP, LLC (TX)
FIRST STATES INVESTORS 97, L.P. (TX)
[BS 2 LOAN] 497 or 0097 Stephenville, TX
[EP - 100%]
FIRST STATES INVESTORS 4100, LLC (DE)
FIRST STATES INVESTORS 4100A GP, LLC (DE)
FIRST STATES INVESTORS 4100A, L.P. (DE)
FIRST STATES INVESTORS 4100B GP, LLC (DE)
FIRST STATES INVESTORS 4100B, L.P. (DE)
99.5%
.5%
0%
[DIRTY MORTGAGE]
FIRST STATES INVESTORS 3032 GP, LLC (NC)
FIRST STATES INVESTORS 3032, L.P. (NC)
[BS 1 LOAN] 3032 Westinghouse Blvd., Charlotte, NC
FIRST STATES INVESTORS 3039, LLC (SC)
[BS 1 LOAN] 3039 Sea Pines Hilton Head SC
FIRST STATES INVESTORS 3009, LLC (FL)
FIRST STATES INVESTORS 3009, LIMITED PARTNERSHIP (FL)
[BS 1 LOAN] 3009 Howell Branch Road, Winter Park, FL
FIRST STATES INVESTORS 3031 GP, LLC (NC)
FIRST STATES INVESTORS 3031, L.P. (NC)
[BS 1 LOAN] 3031 Wakefield Raleigh, NC
FIRST STATES INVESTORS 3016 GP, LLC (NC)
FIRST STATES INVESTORS 3016, L.P. (NC)
[BS 1 LOAN] 3016 Ballantyne Charlotte, NC
FIRST STATES INVESTORS 3017 GP, LLC (NC)
FIRST STATES INVESTORS 3017, L.P. (NC)
[BS 1 LOAN] 3017 High House Road, Cary, NC
FIRST STATES INVESTORS 3018 GP, LLC (NC)
FIRST STATES INVESTORS 3018, L.P. (NC)
[BS 1 LOAN] 3018 Clemmons, NC
[PITNEY BOA LOAN]
4142 Hillsborough, NC
4141 Henderson MO, Relc, Henderson, NC
4185 Spruce Pine Main, Spruce Pine, NC
4170 Pleasant Garden, NC
4161 North Henderson, Henderson, NC
4187 Swansboro, NC
4120 Columbus, NC
4124 Denver, NC
4109 Burgaw Main Office, Burgaw, NC
4123 Dallas, NC
4125 Dixie Village, Gastonia, NC
4116 Cary Village, Cary NC
4191 Twin Rivers, New Bern, NC
4164 North Raleigh, Raleigh, NC
4189 Troutman, NC
4131 Elizabethtown, Mn, Elizabethtown, NC
4134 Fayettevil Dwntn, Fayetteville, NC
4103 BeattiesFord Rd, Charlotte, NC
4195 Village Drive, Fayetteville, NC
4180 S. Park Greenvil, Greenville, NC
4169 Pinehurst, NC
4130 Eden Main Office, Eden, NC
4107 Boone Main Office, Boone, NC
4192 Union Road, Gastonia, NC
4159 North Blvd- Ralgh, Raleigh, NC
4155 Mooresville Main, Mooresville, NC
4166 Statesville Mn O, Statesville, NC
4138 Guilford College, Greensboro, NC
4133 Farmville, NC
4184 Southwood Square, Highpoint, NC
4183 Southwinds, Springlake, NC
4143 Hilltop Plaza, Monroe, NC
4110 Burlington Mn Of, Burlington, NC
4165 Northeast, Charlotte, NC
4178 Six Forks, Raleigh, NC
[PITNEY BOA LOAN]
4174 Salisbury Mn Of, Salisbury, NC
4176 Sardis Village, Charlotte, NC
4114 Carmel Commons, Charlotte, NC
4136 Gastonia Mn Of, Gastonia, NC
4149 Landfall, Wilmington, NC
4158 North Asheville, Asheville, NC
4175 Salisbury West, Salisbury, NC
4171 Reidsville Mn Of, Reidsville, NC
4156 Mt. Olive Mn Off, Mt. Olive, NC
4147 Kenansville, NC
4117 Cherryville, NC
4156 Northwood, Highpoint, NC
4113 Candler, NC
4160 North Durham, Durham, NC
4122 Cumberland, Fayetteville, NC
4181 South Square, Durham, NC
4144 Holy Hill, Burlington, NC
4104 Belhaven Blvd, Charlotte, NC
4172 Reynolds, Winston- Salem, NC
4106 Boger City, Lincolnton, NC
4101 Albemarle Rd, Charlotte, NC
4179 South Elm, Greensboro, NC
4135 Garner, NC
4177 Signal Hill, Statesville, NC
4145 Hospital-Grnvll, Greenville, NC
4112 Cameron Village, Raleigh, NC
4167 Park Road, Charlotte, NC
4182 S Pine Mn Office, Southern Pier, NC
4190 Tryon Main Office, Tryon, NC
4148 Kinston Mn Office, Kinston, NC
4115 Carolina Beach, NC
4194 University, Wilmington NC
4152 Marion Main Office, Marion, NC
4168 Pavilions, Winston-Salem, NC
4157 Myers Park, Charlotte, NC
4121 Cornelius, NC
4102B-Asheville Mn Off, NC
4119A-College Street, Asheville, NC
4126B-East End, Greenville, NC
4137B-Greenville Mn Of, Greenville, NC
4153B-Market Street, Wilmington, NC
4154A-Mint Hill, Charlotte, NC

49% FORECLOSABLE

Chart 9

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 100%]
FIRST STATES INVESTORS 3300 B GP, LLC (DE)
.01%
[EP - 100%]
99.99%
FIRST STATES INVESTORS 3300 B, L.P. (DE)
[PB CAPITAL LOAN]
3301 1 Jefferson Sq., Waterbury, CT.
3314 Dade City, FL
3319 Lakeland, FL
3328 Kings Point, Delray Beach, FL
3329 Madison, FL
3331 New Warrngtn Road, Pensacola, FL
3333 Okeechob, West Palm Beach, FL
3339 South Fort Meyers, FL
3341 West Hollywood, FL
3342 Westward, West Palm Beach, FL
3343 Atlanta Ops Center, Atlanta GA
3345 Columbus, GA
3346 Dalton, GA
3348 Pikesville Branch, Baltimore, MD
3351 Burlington, NC
3353 Goldsboro, NC
3354 Greenville Sals, Winterville, NC
3355 Hendersonville, NC
3356 Market Street, Smithfield, NC
3357 Mortgage Center, Raleigh, NC
3362 West End, Winston Salem, NC
3365 Winston Salem, NC
3376 Red Bank, NJ
3380 Trenton, NJ
3381 Union, NJ
3408 York, PA
3433 Pembroke, VA
3411 Bennetsville, SC
3393 Media, PA
3401 Plaza, Philadelphia, PA
3405 West Chester, PA
3427 Clintwood, VA
3429 Market Street Off, Harrisburg, VA
3413 Charleston, SC
3415 Columbia Grystn, Columbia, SC
3420 Amherst, VA
3422 Blacksburg, VA
3423 Brookneal, VA
3425 Christiansburg, VA
3441 West End, Winston Salem, NC
3432 Vienna, VA3433- Virginia Beach, VA
3435 Wheat Innsbrk,I Glen Allen, VA
3436 Wheat Innsbrk II, Glen Allen, VA
3438 WVOC- Four Story, Roanoke, VA
3368 Hadden Township, NJ
3370 Main Street Office, Toms River, NJ
3371 Morristown, NJ
3391 Lancaster, PA
[EP - 100%]
FIRST STATES MGT, LLC (DE)
1%
[EP - 100%]
99%
FIRST STATES PARTNERS III, L.P. (DE)
[EP - 100%]
FIRST STATES CHARLESTON, LLC (DE)
1%
GP
[EP - 100%]
99%
FIRST STATES CHARLESTON, L.P. (DE)
[FS CHARLESTON LOAN]
742
Charleston, SC
FIRST STATES WILMINGTON JV, LLC (DE)
1%
[EP - 100%]
99%
FIRST STATES WILMINGTON JV, L.P. (DE)
FIRST STATES WILMINGTON, LLC. (DE)
1%
GP
[EP - 100%]
99%
FIRST STATES WILMINGTON, L.P. (DE)
[BEAVER VALLEY LOAN]
752
Wilmington, DE
[EP - 90%]
FIRST STATES INVESTORS 6000, LLC (DE)
[EP - 100%]
FIRST STATES INVESTORS 6000A GP, LLC (DE)
0.5% GP
[EP - 100%]
99.5%
FIRST STATES INVESTORS 6000A, L.P. (DE)
[FS1 6000A LOAN]
0116 Orange City, FL
4554 West Placeville Branch, CA
3209 Land O'Lakes Office, Lutz, FL
3190 Forest Drive Office, Columbia, SC
3186 University Place Office, Charlotte, NC
3167 Edgewood, Columbus, GA
3165 Cheshire Sheridan, Atlanta, GA
3147 North Lockwood Ridge, Sarasota, FL
3143 Marco Island Office, FL
3140 Hudson Office, FL
3132 Cypress Point Palm Coast, FL
3128 Charlotte Harbor Office Port, FL
3122 Bernwood Park, Bonita Spring, FL
0925 Barbee, Chapel Hill, NC
3180 West Bradenton, FL
FIRST STATES INVESTORS 6000B GP, LLC (DE)
0.5% GP
[EP - 90%]
99.5%
FIRST STATES INVESTORS 6000B, L.P. (DE)
[FS1 6000B LOAN]
4558 Valley Springs, CA
0115 New Smyrna Bch E, FL
3188 West Market Street Greensboro, NC
0031 Hamilton Sq., NJ
3625 The Avenues, Winston Salem, NC
3178 Ashley Village, Cary, NC
3206 Virginia Beach Shore, VA
3604 Woodstock, Crossing, GA
3173 Providence Square, Marietta, GA
3181 Harbison Office, Irmo, SC
3141 Largo Office, FL
4555 Roseville Branch, CA
4558 Lake Community Bank, Lakeport, CA
3135 E. Comm. Blvd, Ft. Lauderdale, FL
3600 Cypress Lake, Winston Salem, NC
3145 New Citrus Park, Tampa, FL
[EP - 100%]
FIRST STATES INVESTORS 6000C GP, LLC (DE)
0.5% GP
[EP - 100%]
99.5%
FIRST STATES INVESTORS 6000C, L.P. (DE)
[FS1 6000C LOAN]
113 Holiday, FL
108 Park Hill, N. Little, AR
4556 Sonora, Branch, CA
4552 Cameron, Park, CA
3618 Staples Mill, Richmond, VA
3613 Haddonfield-Kings, NJ
3197 Chester, VA
3192 James Island, Charleston, SC
3182 Garner Office, NC
3169 Lavista Road, Tucker, GA
3163 Bluegrass Office, Alpharetta, GA
3137 Grove City Office, FL
3126 Cedar Shores Office, Ocala, FL
3123 Bloomingdale, Brandon, FL
824 Village Circle, Chapel Hill, NC
FIRST STATES INVESTORS 6000D GP, LLC (DE)
0.5% GP
[EP - 90%]
99.5%
FIRST STATES INVESTORS 6000D, L.P. (DE)
[FS1 6000D LOAN]
352 Banner Elk, NC
4557 Sutter Creek, CA
140 Simpsonville Mn, SC
3130 Cordova-Pensacola, FL
3139 Holly Hill Office, FL
3170 Lilburn Office, GA
3125 Brandon, FL
3159 Vero West Beach, FL
3196 Centerville Manakin, Sabot, VA
3119 47th Terrace Off, Cape Coral, FL
3124 Bradenton City, FL
4553 El Dorado Hills, Branch, CA
3185 Stonehenge Office, Raleigh, NC
3120 Altamonte Crossing , FL
3133 Deerfield Beach (H.S.), FL
3155 Sawgrass, Plantation, FL
FIRST STATES INVESTORS CRE HOLDINGS LLC (DE)
No specified percentage interest
MASTER TRIPLE NET HOLDINGS LLC (DILLON READ/ UBS)
No specified percentage interest
CRE MASTER JV HOLDINGS LLC (DE)
CRE JV FIVE BRANCH HOLDINGS MEZZ LLC (DE)
CRE JV FIVE BRANCH HOLDINGS LLC (DE)
AFRT RECEIVES 99% OF DISTRIBUTIONS
70020- 18 Mile Road, Sterling Heights, MI
70021- Allen Road, Southgate, MI
70036- Barrington, NH
70058- Burgettstown, PA
70045- Chagrin Falls, OH
70010- Clinton East Main, CT
70037- Coliseum Avenue, Nashua, NH
70015- Columbia Road, Dorchester, MA
70046- Dover Center Road, Bay Village, OH
70016- East Boston Square, MA
70047- East Street, Euclid, OH
70039- Endicott, NY
70048- Fairview Park, OH
70022- Ford Road, Dearborn Heights, NY
70040- Genesee - Utica, Utica, NY
70049- Girard, OH
70041- Glens Falls, NY
70023- Grand River, Detroit, MI
70024- Greater Mack, St. Clair Shores, MI
70025- Grosse Pointe Woods, MI
70026- Hoover Road, Warren, MI
70027- Joy Road, Detroit, MI
70050- Lake Shore Blvd, Euclid, OH
70014- Lockport, IL
70051- Lorain Road, North Olmsted, OH
70042- Main St, Beacon, NY
70028- Main St, Belleville, MI
70017- Mass. Avenue, Arlington Heights, MA
70043- Meadow Avenue, Newburgh, NY
70052- Mentor Avenue, Mentor, OH
70044- Montcalm Street, Ticonderoga, NY
70053- Navarre Avenue, Oregon, OH
70029- North Adams, Rochester, MI
70038- One Constitution, Somersworth, NH
70061- Pearl St, Essex Junction, VT
70030- Plymouth Rd, Detroit, MI
70060- Portsmouth, East Main, RI
70011- Railroad Avenue, Plainfield, CT
70054- Richmond Heights, OH
70018- Rogers Road, Gloucester, MA
70031- Roseville, MI
70032- Schoenherr, Warren, MI
70012- Shunpike Road, Cromwell CT
70055- Toledo Main, Toledo, OH
70019- Union Square, Somerville, MA
70056- University Heights, OH
70033- West Fort Street, Southgate, MI
70034- West Maple, Bloomfield Hills, MI
70057- Westlake, OH
70013- Whalley Avenue, New Haven, CT
70035- Woodward, Ferndale, MI
70059- Zelienople, PA
CRE JV MIXED FIFTEEN BRANCH HOLDINGS LLC (DE)
CRE JV MIXED FIVE BRANCH HOLDINGS LLC (DE)
INDIRECT OWNERSHIP OF 73 PROPERTIES (5 YEAR LEASES)
AFRT RECEIVES 1% OF DISTRIBUTIONS
70537 Water Street, Wilmington, IL
70538 West 111th Street, Worth, IL
70510 Killingworth Road, Higganum, CT
70511 New London, New London, CT
70513 West Commerce Street, Smyrna, DE
70530 Oak Lawn, Oak Lawn, IL
70534 South Harlem Avenue, Stickney, IL
70517 Chicago Avenue, Chicago, IL
70526 Joliet Avenue, Lyons, IL
70536 West Cermak - Chicago, Chicago, IL
70524 Grand Avenue, Elmwood Park, IL
70522 Evergreen Park, Evergreen Park, IL
70532 Pulaski Road, Alsip, IL
70541 Dorchester, Dorchester, MA
70543 Harvard Street, Brookline, MA
70544 Norwell, Norwell, MA
70540 Dartmouth Street, S. Dartmouth, MA
70546 Winchester , Winchester, MA
70542 Fairhaven, Fairhaven, MA
70545 Wianno Avenue, Osterville, MA
70547 10 Mile Road, Southfield, MI
70576 Moravian Clinton, Clinton Township, MI
70573 Harper , St. Clair Shores, MI
70574 Main St - Richmond, Richmond, MI
70548 12 Mile Road, Warren, MI
70586 Southfield Road, Lathrup Village, MI
70552 15930 Michigan Avenue, Dearborn, MI
70557 23801 Michigan Avenue, Dearborn, MI
70580 Plymouth - Livonia, Livonia, MI
70584 Schaefer Road, Detroit, MI
70596 Woodward - Highland Park, MI
70589 East Warren, Detroit, MI
70590 Vernier, Harper Woods, MI
70578 Notre Dame, Grosse Pointe, MI
70586 Van Dyke - Utica, Utica, MI
70599 Pittsfield, Pittsfield, NH
70601 Rollinsford, Rollinsford, NH
70602 501 State Street, Schenectady, NY
70631 South Market Street, Johnstown, NY
70638 Western Avenue - Albany, Albany, NY
70635 Vails Gate, Vailsgate, NY
70639 Whitehall, Whitehall, NY
70611 Chenango Greene, Greene, NY
70622 Margaret Street, Plattsburgh, NY
70625 Oriskany Blvd, Whitesboro, NY
70628 Main St - East Aurora, East Aurora, NY
70623 Monroe - Rochester, Rochester, NY
70630 Sheridan Drive, Amherst, NY
70610 Broome Street, Port Jervis, NY
70668 Northfield, Northfield, OH
70672 Plaza Boulevard , Mentor, OH
70641 Willoughby, Willoughby, OH
70642 17411 Lorain Avenue, Cleveland, OH
70652 Clark Avenue, Cleveland, OH
70656 Harvard Avenue - Cleveland, Cleveland, OH
70662 Madison Avenue, Lakewood, OH
70673 Rocky River, Rocky River, OH
70648 Boardman - Poland Road, Boardman, OH
70650 Center Road, Brunswick, OH
70678 Wadsworth, Wadsworth, OH
70647 Alliance , Alliance, OH
70661 Louisville - Main, Louisville, OH
70655 Federal Avenue, Massillon, OH
70666 Massillon, Massillon, OH
70683 Ambridge, Ambridge, PA
70684 Donner Avenue, Monessen, PA
70685 Havertown, Havertown, PA
70686 Narberth - Essex, Narberth, PA
70690 Taunton Avenue, East Providence, RI
70692 Poultney, Poultney, VT
70695 St. Albans, St. Albans, VT
70697 White River Junction, VT
Broadview Road, Broadview Heights, OH

Chart 10

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 100%]
AMERICAN FINANCIAL TRS, INC. (DE)
[EP - 49%]
FIRST STATES INVESTORS 241 HOLDINGS, LLC (DE)
[EP - 49%]
FIRST STATES INVESTORS 241, LLC (DE)
[ONE COLONIAL PLACE LOAN]
919
Glen Allen VA
[HFS]
FIRST STATES INVESTORS 801 GP, LLC (PA)
1%
[EP - 49%]
99%
FIRST STATES INVESTORS 801, L.P. (PA)
FIRST STATES INVESTORS 801 GP II, LLC (PA)
.51%
[EP - 49%]
88.49%
PREFERRED REAL ESTATE DEVELOPERS, L.P.
11%
801 MARKET STREET HOLDINGS, L.P. (PA)
[801 MARKET LOAN]
801 Market Street,
Philadelphia PA
[EP - 100%]
FIRST STATES INVESTORS 2017, LLC (FL)
[MORTGAGE]
2017
Fairfield
Pensacola, FL
[EP - 100%]
FIRST STATES INVESTORS 3091, LLC (GA)
[MORTGAGE]
3091
Fayetteville Branch,
Fayetteville, GA
[EP - 100%]
FIRST STATES INVESTORS 107, LLC (AR)
[MORTGAGE]
107
Broadmoor
Pine Bluff, AR
[EP - 100%]
FIRST STATES INVESTORS 147, LLC (IA)
[MORTGAGE]
147
Crossroad Facility
Fort Dodge, IA
[EP - 100%]
FIRST STATES INVESTORS 3601, LLC (FL)
[MORTGAGE]
3601
Oviedo Red Bug,
Oviedo, FL
[EP - 100%]
FIRST STATES INVESTORS 4043, LLC (GA)
[MORTGAGE]
4043F
Tri County #2
Roswell, GA
[EP - 100%]
FIRST STATES INVESTORS GS POOL B HOLDINGS, LLC (DE)
[EP - 100%]
FIRST STATES INVESTORS GS POOL B GP, LLC (DE)
.01%
[EP - 100%]
99.99%
FIRST STATES INVESTORS GS POOL B, L.P. (DE)
[MORTGAGE]
[DIRTY MORTGAGE]
5435
Shoal Creek-Mn
Austin, TX
3639 Cartersville, Cartersville, GA
3271 Wickham Road, Melbourne, FL
3285 Walnut Meynard, Cary, NC
3606 Stockbridge, Stockbridge, GA
[EP - 100%]
FIRST STATES INVESTORS GS POOL C GP, LLC (DE)
.01%
[EP - 100%]
99.99%
FIRST STATES INVESTORS GS POOL C, L.P. (DE)
[DIRTY MORTGAGE]
5301
Decatur (BS)-Mn,
GA
[EP - 100%]
FIRST STATES INVESTORS 3226, LLC (FL)
3226
Spring Hill, FL
[HFS]
[EP - 100%]
FIRST STATES INVESTORS 3249 GP, LLC (TX)
1%
[EP - 100%]
99%
FIRST STATES INVESTORS 3249, LIMITED PARTNERSHIP (TX)
3249
De Soto,
De Soto, TX
[HFS]
[EP - 100%]
FIRST STATES INVESTORS 3255 GP, LLC (TX)
1%
[EP - 100%]
99%
FIRST STATES INVESTORS 3255, LIMITED PARTNERSHIP (TX)
3255
Oak Park,
Houston, TX
[HFS]
[EP - 100%]
FIRST STATES INVESTORS 3619, LLC (AL)
3619
McClellan
Anniston, AL
[HFS]
[EP - 100%]
FIRST STATES INVESTORS 3222, LLC (FL)
3222
Future,
Dade City, FL
[HFS]
[EP - 100%]
FIRST STATES INVESTORS 801 HOLDINGS GP, LLC (PA)
1%
[EP - 100%]
99%
FIRST STATES INVESTORS 801 HOLDINGS, L.P. (PA)
[EP - 100%]
FIRST STATES INVESTORS 801 GP III, LLC (DE)
.1%
CHEVRON TCI, INC.
99.9%
801 MARKET STREET ASSOCIATES, L.P. (PA)
[HFS]
3851 Galax Drive Up, Galax, VA [HFS]
3680 Enterprise Main, Enterprise, AL [HFS]
5239 Seaside, CA [HFS]
5393 Schenectady, Schenectady, NY [HFS]
[SP]
5297
W. Sunrise-Mn
Plantation, FL

Chart 11

GKK CDO LOAN

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 100%]
[EP - 100%]
99.99%
[EP - 100%]
FIRST STATES INVESTORS ASSET GROUP A GP, LLC (DE)
.01%
FIRST STATES INVESTORS ASSET GROUP A, L.P. (DE)
AMERICAN FINANCIAL TRS, INC. (DE)
[EP - 100%]
[EP - 100%]
[EP - 100%]
99.99%
[EP - 100%]
[EP - 100%]
99.99%
FIRST STATES INVESTORS HFS GP, LLC (DE)
.01%
FIRST STATES INVESTORS HFS, L.P. (DE)
FIRST STATES INVESTORS FPC GP, LLC (DE)
.01%
FIRST STATES INVESTORS FPC, L.P. (DE)
[EP - 100%]
99.99%
FIRST STATES INVESTORS TRS GP, LLC (DE)
.01%
FIRST STATES INVESTORS TRS, L.P. (DE)
[MORTGAGE TO GKK CDO LENDER]
3313 Cocoa, FL [HFS]
3318 Daytona Beach FL [HFS]
3322 Dunedin, FL [HFS]
3327 Jasmine, Port Richey, FL [HFS]
3337 Riverside, Titusville, FL [HFS]
3363 Wilamston, NC [HFS]
3367 Cranford, NJ [HFS]
3369 Hillside, NJ [HFS]
3377 Scotch Plains, NJ [HFS]
3382 Washington, NJ [HFS]]
3383 Kingston, NY [HFS]
3388 Hanover, PA [HFS]
3394 Milford, PA [HFS]
3395 Mount Carmel, PA [HFS]
3396 Mt. Penn, PA [HFS]
3398 Phoenixville, PA [HFS]
3399 Pittston, PA [HFS]
3407 Wind Gap, PA [HFS]
3412 Camden, SC [HFS]
3416 Dillon, SC [HFS]
3421 Bassett, VA [HFS]
3440 Cape Canaveral, FL [HFS]
3602 Semoran, Orlando, FL [HFS]
3662 Peachtree, Norcross, GA [HFS]
4028 East Point, GA [HFS]
4198 Washington, Eden, NC[HFS]
4227 Community, Villa Rica, GA [HFS]
4236 Empire, Bloomington, IL [HFS]
4243 J Street, Bedford, IN [HFS]
4244 Washington, Frankfort, IN [HFS]
4287 Vincennes, IN [HFS]
4296 Greenville, MS [HFS]
4308 Memphis, TN [HFS]
5141 Norton, VA [HFS]
5309 38th St. Kansas City, KS[HFS]
3323 Naples, FL [CDO SP]
3338 Dillard, Winter Garden, FL [CDO SP]
3379 Sucasunna, NJ [CDO SP]
3397 Norristown, PA [CDO SP]
3428 Petersburg, VA [CDO SP]
3434 Warrenton, VA [CDO SP]
4404 Addison, Elmhurst, IL [CDO SP]
4207 Quintard, Anniston, AL [CDO SP]
4213 East Mn, Batesville, AR [CDO SP]
4216 Peach, El Dorado, AR [CDO SP]
4246 Barrow, Houma, LA [CDO SP]
4247 Cypress, W. Monroe, LA [CDO SP]
4259 N. Garden, Columbia, TN [CDO SP]
4260 S. Tipton, Munford, TN [CDO SP]
4282 W. 1 St., Monticello, IA [CDO SP]
[MORTGAGE TO GKK CDO LENDER]
3685 Goodwater, AL [CDO NAP]
3688 Arlington, Jacksonville, Fl [CDO NAP]
3689 Paxon, Jacksonville, FL[CDO NAP]
3692 Memorial, Decatur , GA[CDO NAP]
3693 Town, Kennesaw, GA[CDO NAP]
3694 Alpharetta, Roswell, GA[CDO NAP]
3695 Woodstock Sq, GA[CDO NAP]
3696 Bordentown, NJ[CDO NAP]
3697 Wescosville, PA[CDO NAP]
3698 Jones, Houston, TX[CDO NAP]
3699 Shenandoah, TX[CDO NAP]
3700 Hull St., Midlothian, VA[CDO NAP]
3701 Herndon Dranesville, VA[CDO NAP]
3702 Newport News, VA[CDO NAP]
3708 Sneads, FL[CDO NAP]
3710 Airport, Columbus, GA[CDO NAP]
3711 Veterans, Columbus, GA[CDO NAP]
3716 East Gadsden, AL[CDO NAP]
3717 Troy Bypass, Troy, AL[CDO NAP]
3718 Bonita Springs, FL[CDO NAP]
3720 Moog, Port Richey, FL[CDO NAP]
3722 Highway 20, Buford, GA[CDO NAP]
3723 Suwannee, GA[CDO NAP]
3724 Greeley, CO[CDO NAP]
3725 Colleyville, TX[CDO NAP]
3726 Copperfield, Houston, TX[CDO NAP]
2018 Alberta, Tuscaloosa, AL[CDO SP]
2021 Meridian, MS [CDO SP]
2023 S. Park, Shreveport, LA[CDO SP]
0114 Milton, FL[CDO SP]
3203 Hampton, VA[CDO SP]
3608 S. Dekalb, Decatur, GA[CDO SP]
3638 McIntosh, Griffin, GA[CDO SP]
3609 S. Office, Gastonia, NC[CDO SP]
3116 Civic, Birmingham, AL[CDO SP]
3614 Wilson, Easton, PA[CDO SP]
3615 Madison Heights, VA[CDO SP]
3627 High Point, NC[CDO SP]
3628 Chesire South, CT[CDO SP]
3629 Avon Park, Fl[CDO SP]
3634 Margate, FL[CDO SP]
3641 Spindale Office, NC[CDO SP]
3643 Tinicium, Essington, PA[CDO SP]
3644 Hatboro, PA[CDO SP]
3645 Lansdale East, PA[CDO SP]
3646 Richland, PA[CDO SP]
3648 Penndel, PA[CDO SP]
3649 Fountain Inn, SC[CDO SP]
3653 Indian, Virginia Beach, VA[CDO SP]
2024 Pegram, TN[CDO SP]
0165 Wash. St., Stoughton, MA [CDO SP]
0166 Ocean City, NJ [CDO SP]
0167 Casselberry, FL[CDO SP]
0168 Congress, New Port , FL [CDO SP]
3656 Andrews, Ozarks, AL[CDO SP]
3663 Valley Hill, Riverdale, GA[CDO SP]
3667 Morganton, Lenoir, NC[CDO SP]
3668 Hway 70, Salisbury, NC[CDO SP]
3671 Woodbury Main, NJ[CDO SP]
3672 Clifton Heights, PA [CDO SP]
3673 Coatesville, PA [CDO SP]
3674 Chicester, Linwood, PA[CDO SP]
3675 Pennsburg, PA[CDO SP]
3676 East Greenville, PA[CDO SP]
3678 Summit, San Antonio, TX[CDO SP]
3684 Hackleburg, AL[CDO SP]
[100% Equity Pledge to GKK CDO Lender]
[100% Equity Pledge to GKK CDO Lender]
99.99%
FIRST STATES INVESTORS FPC LAND GP, LLC
.01%
FIRST STATES INVESTORS FPC LAND, L.P.
3714 Athens Home Depot, Athens, GA [CDO NAP]
[MORTGAGE TO GKK CDO LENDER]
0148 Newton Main, KS [CDO HFS]
2019 Huntsville, AL [CDO HFS]
3040 Florence Main, SC [CDO HFS]
3208 Snellville, GA [CDO HFS]
3659 Tampa Shores, FL [CDO HFS]
4255 Decatur, TN [CDO HFS]
4323 Jackson, TN [CDO HFS]
4419 Lansing, IL [CDO HFS]
5200 Batesville, AR [CDO HFS]
5213 Camino, Santa Clara, CA [HFS]
5244 Sunnyvale, CA [CDO HFS]
5278 Inverness, FL [CDO HFS]
5287 Palatka Main, FL [CDO HFS]
5293 Tarpon Springs, FL [CDO HFS]
5304 Fitzgerald, GA [CDO HFS]
5339 Bergenfield, NJ [CDO HFS]
5347 Cranb., Brunswick, NJ [CDO HFS]
5353 Wood Ridge, NJ [CDO HFS]
5354 Hunter St., Lodi, NJ [CDO HFS]
5370 Reno, Sparks, NV [CDO HFS]
5272 Eustis Main, FL [CDO HFS]
5389 Niagra Falls, NY [CDO HFS]
5403 Found., OK City, OK [CDO HFS]
5417 Florence, SC [CDO HFS]
5422 Clarksville, TN [CDO HFS]
93652 Hampton, VA [CDO HFS]
93660 Zephyrhills, FL [CDO HFS]
94504 Logansport, IN [CDO HFS]
3686 Newton, AL[CDO NAP]
3690 Metro , Orlando, FL[CDO NAP]
3691 Bremen, GA[CDO NAP]
3707 Cottonwood, AL [CDO NAP]
3712 Voorhees, NJ [CDO NAP]
3713 Dobbs Ferry, NY [CDO NAP]
3721 East Atlanta, GA [CDO NAP]
3729 Willow, Houston, TX[CDO NAP]
3730 Rockwall Branch, TX [CDO NAP]
93677 Rock Hills, SC [CDO NAP]
5390 East Ave, Rochester, NY[CDO SP]
[100% Equity Pledge to GKK CDO Lender]
[100% Equity Pledge to GKK CDO Lender]
99.99%
FIRST STATES INVESTORS TRS LAND GP, LLC
.01%
FIRST STATES INVESTORS TRS LAND, L.P.
3704 Leeds, AL [CDO NAP]
3705 McGinnis,Suwannee,GA [CDO NAP]
3706 Hollywood, San Antonio, TX [CDO NAP]

NEW DB LINE

FIRST STATES GROUP, L.P.
DELAWARE OP
[EP - 100%]
[EP - 100%]
99.5%
[EP - 100%]
FIRST STATES INVESTORS DB I GP, LLC (DE)
.5%
FIRST STATES INVESTORS DB I L.P. (DE)
AMERICAN FINANCIAL TRS, INC. (DE)
[EP - 100%]
[100% Equity Pledge to DB Lender]
[100% Equity Pledge to DB Lender]
99.99% [100% Equity Pledge to DB Lender]
FIRST STATES INVESTORS 4200 HOLDINGS, LLC (DE)
[100% Equity Pledge to DB Lender]
FIRST STATES INVESTORS 4200, LLC (DE)
FIRST STATES INVESTORS DB I SP GP, LLC (DE)
.01%
FIRST STATES INVESTORS DB I SP, L.P. (DE)
[EP - 100%]
99.99%
FIRST STATES INVESTORS DB I B GP, LLC (DE)
.01%
FIRST STATES INVESTORS DB I B, L.P. (DE)
[DB SP]
4202 Athens, AL
4203 Church Street, Selma, AL
4204 College Street, Enterprise, AL
4206 Madison Street, Huntsville, AL
4208 Sand Mountain, Albertville, AL
4209 Central Avenue, Hot Springs, AR
4210 Conway, AR
4211 Dewitt Henry Drive, Beebe, AR
4217 South Denver, Russellville, AR
4218 West Memphis, AR
4219 Marianna, FL
4220 New Smyrna Bch, FL
4222 West 4th Avenue, Hialeah, FL
4224 West Main Street, Inverness, FL
4225 Buford Highway, Norcross, GA
4229 Larkin Street , Cornelia, GA
4230 South Park Street, Carrolton, GA
4231 North Howard, Indianola, IA
4233 Belleville, IL
4235 East Alton, IL
4237 Kickapoo Street, Lincoln, IL
4241 Sparta, IL
4242 Wood River Avenue, IL
4251 Battlefield, Springfield, MO
4252 Clarksdale, MS
4254 Park Avenue, Aiken, SC
4256 East College, Fayetteville, TN
4257 East Wood Street, Paris, TN
4258 First Avenue South, Franklin, TN
4261 Fredonia Street, Longview, TX
4262 Kilgore Street, TX
4263 Loop 323, Tyler, TX
4264 Nacogdoches, TX
4265 South First Street, Lufkin, TX
4266 University Dr., Nacogdoches, TX
4275 Citizen Square, Dallas, GA
4278 Doyle Street, Toccoa, GA
4279 Hapeville, GA
4280 Lee Street, Jefferson, GA
4283 St. Louis, Nashville, IL
4284 Robinson, IL
4285 Sesser, IL
4289 Belle Chasse Highway, LA
4290 Lutcher, LA
4291 Minden, LA
4298 Mount Olive, MS
4300 Cookeville, TN
4304 East Church St., Lexington, TN
4306 Long Hollow, Goodlettsville, TN
4311 Roane Street, Harriman, TN
4312 Shelbyville, TN
4318 Hillcrest Road, Mobile, AL
4320 Highway 90, DeFuniak Spring, FL
[DB SP]
0045 Manasquan, NJ
0720 Chester Court, W. Chester, PA
2534 200 West Plane, Bethel, OH
3316 Deland, FL
3332 Ocean Ridge, Boynton Beach, FL
3349 Asheville, NC
3358 Thomasville, NC
3360 Wachov, Winston Sal, NC [HFS]
3372 NBOC Ops, North Brunswick, NJ
3409 Anderson, SC
3418 Sumter, SC
3430 N Washington, Alexandria, VA
3437 Williamsburg, VA
3439 Reflections Two, West Palm , FL
3630 La Fontana, Boca Raton, FL
3635 Pembroke Pines, FL
3655 Douglas, Horton, AL
3661 Sandy, Marietta, GA
3665 Cobb, Smyra, GA
3666 Snellville Presidential, GA
4429 Pearl Road, Cleveland, OH
4431 Tuscarawas Streeet, Canton, OH
4505 London Central, KY
4509 LaPorte Main, IN
5327 Kansas City Ops Cntr, MO
3443 NBOX Ops, N. Brunswick, NJ
[100% Equity Pledge to DB Lender]
99.99% [100% Equity Pledge to DB Lender]
FIRST STATES INVESTORS DB I TRS GP, LLC (DE)
.01%
FIRST STATES INVESTORS DB I TRS, L.P. (DE)
[DB SP]
3273 Acworth Office, Acworth, GA
3282 Windward Pkwy, Alpharetta,GA
4430 St. Clair Ave., Cleveland, OH